As filed with the Securities and Exchange Commission on October 9, 2015

Registration No. 333-202064

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________________________

POST-EFFECTIVE AMENDMENT NO. 1
TO
FORM S-3
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
________________________________

VANGUARD NATURAL RESOURCES, LLC
VNR FINANCE CORP.

(Exact name of registrant as specified in its charter)
________________________________

Delaware Delaware (State or other jurisdiction of incorporation or organization)	5847 San Felipe, Suite 3000 Houston, Texas 77057 (832) 327-2255	61-1521161 80-0411494 (I.R.S. Employer Identification Number)

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
________________________________

Scott W. Smith
5847 San Felipe, Suite 3000
Houston, Texas 77057
(832) 327-2255
(Name, address, including zip code, and telephone number,

including area code, of agent for service)

________________________________

Copy to:
Douglas V. Getten

Paul Hastings LLP
600 Travis Street, Suite 5800
Houston, Texas 77002
(713) 860-7300

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☒		Accelerated filer ☐
Non-accelerated filer ☐	(Do not check if a smaller reporting company)	Smaller reporting company ☐

*	The following are co-registrants that may guarantee the debt securities.

Vanguard Natural Gas, LLC
(Exact Name of Registrant as Specified in its Charter)

Kentucky	20-1951004
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

VNR Holdings, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	38-3756371
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Vanguard Operating, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	30-0839331
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Encore Clear Fork Pipeline LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	20-8542032
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Eagle Rock Energy Acquisition Co. II, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	26-2463364
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Eagle Rock Upstream Development Company II, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	20-1477453
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Eagle Rock Acquisition Partnership II, L.P.
(Exact Name of Registrant as Specified in its Charter)

Delaware	26-2830903
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Eagle Rock Energy Acquisition Co., Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	20-0604564
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Eagle Rock Upstream Development Company, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	20-1560113
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Eagle Rock Acquisition Partnership, L.P.
(Exact Name of Registrant as Specified in its Charter)

Delaware	26-1206706
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Escambia Operating Co. LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	20-4942000
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Escambia Asset Co. LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	20-4943869
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to Vanguard Natural Resources, LLC’s Registration Statement on Form S-3 (File No. 333-202064) (the “Registration Statement”) is being filed to (i) add Eagle Rock Energy Acquisition Co. II, Inc., Eagle Rock Upstream Development Company II, Inc., Eagle Rock Acquisition Partnership II, L.P., Eagle Rock Energy Acquisition Co., Inc., Eagle Rock Upstream Development Company, Inc., Eagle Rock Acquisition Partnership, L.P., Escambia Operating Co. LLC and Escambia Asset Co. LLC, each a 100% owed subsidiary of Vanguard Natural Resources, LLC as co-registrants to the Registration Statement to allow such subsidiary guarantors to guarantee the debt securities covered by the Registration Statement, (ii) add such guarantees of the debt securities to the Registration Statement, (iii) remove Vanguard Permian, LLC and Encore Energy Partners Operating LLC as co-registrants to the Registration Statement and (iv) file or incorporate by reference the required exhibits to the Registration Statement. No changes or additions are being made hereby to the Prospectus that forms a part of the Registration Statement. Accordingly, the Prospectus has been omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

Set forth below are the expenses (other than underwriting discounts and commissions) expected to be incurred in connection with the issuance and distribution of the securities registered hereby. With the exception of the Securities and Exchange Commission (the “Commission”) registration fee, the amounts set forth below are estimates.

Expenses		Amount
Securities and Exchange Commission registration fee	$	*
FINRA filing fee		***
Legal fees and expenses*		***
Accounting fees and expenses*		***
Printing and engraving expenses*		***
Miscellaneous*		***
Total	$	**

*	The registrants are deferring payment on the registration fee in reliance on Rule 456(b) and Rule 457(r).

**	These fees are calculated based on the number of issuances and amount of securities offered and cannot be estimated at this time.

Item 15. Indemnification of Directors and Officers.

The section of the prospectus entitled “Description of Our Limited Liability Company Agreement — Indemnification” discloses that we will generally indemnify officers and members of our board of directors to the fullest extent permitted by the law against all losses, claims, damages or similar events and is incorporated herein by this reference. Subject to any terms, conditions or restrictions set forth in the limited liability company agreement, Section 18-108 of the Delaware Limited Liability Company Act empowers a Delaware limited liability company to indemnify and hold harmless any member or manager or other persons from and against all claims and demands whatsoever.

To the extent that the indemnification provisions of our limited liability company agreement purport to include indemnification for liabilities arising under the Securities Act, in the opinion of the Commission, such indemnification is contrary to public policy and is therefore unenforceable.

The underwriting agreements that we may enter into with respect to the offer and sale of securities covered by this Registration Statement will contain certain provisions for the indemnification of directors and officers and the underwriters or sales agent, as applicable, against civil liabilities under the Securities Act.

Item 16. Exhibits.

See the exhibit index following the signature pages in this Registration statement, which exhibit index is incorporated herein by reference.

Item 17. Undertakings.

A.	Each of the undersigned registrants hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(a)	To include any prospectus required by Section 10(a)(3) of the Securities Act;

(b)	To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of the prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective Registration Statement; and

(c)	To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to the information in this Registration Statement;

provided, however, that paragraphs (l)(a), (l)(b) and (1)(c) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the Registration Statement;

(2)	That, for the purpose of determining any liability under the Securities Act, each of the post-effective amendments shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(a)	Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the Registration Statement as of the date the filed prospectus was deemed part of and included in the Registration Statement; and

(b)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the Registration Statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the Registration Statement relating to the securities in the Registration Statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the Registration Statement or prospectus that was part of the Registration Statement or made in any such document immediately prior to such effective date.

(5)	That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(a)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(b)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(c)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(d)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

B.	Each of the undersigned registrants hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of its annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

C.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the registrant pursuant to the provisions described in Item 15 above, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against any liability (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by a director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of the issue.

D.	Each of the undersigned registrants hereby undertakes:

(1)	For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus or any prospectus supplement filed as part of this Registration Statement in reliance on Rule 430A and contained in a form of prospectus or prospectus supplement filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(2)	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus or prospectus supplement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

E.	Each of the undersigned registrants hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on October 9, 2015.

VANGUARD NATURAL RESOURCES, LLC

By:	/s/ Scott W. Smith
Name: Scott W. Smith
Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	President, Chief Executive Officer and	October 9, 2015
Scott W. Smith	Director (Principal Executive Officer)

/s/ Richard A. Robert	Executive Vice President, Chief	October 9, 2015
Richard A. Robert	Financial Officer, Secretary and Director (Principal Financial Officer and Principal Accounting Officer)

*	Director	October 9, 2015
W. Richard Anderson

*	Director	October 9, 2015
Bruce W. McCullough

*	Director	October 9, 2015
Loren Singletary

By:	*/s/ Scott W. Smith
Name:	Scott W. Smith, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on October 9, 2015.

VNR FINANCE CORP.

By:	/s/ Scott W. Smith
Name: Scott W. Smith
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	President, Chief Executive Officer and	October 9, 2015
Scott W. Smith	Director (Principal Executive Officer)

/s/ Richard A. Robert	Executive Vice President, and Chief	October 9, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on October 9, 2015.

VANGUARD NATURAL GAS, LLC

By:	Vanguard Natural Resources, LLC, its sole manager

By:	/s/ Scott W. Smith
Name: Scott W. Smith
Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	President, Chief Executive Officer and	October 9, 2015
Scott W. Smith	Director (Principal Executive Officer)

/s/ Richard A. Robert	Executive Vice President, and Chief	October 9, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on October 9, 2015.

VNR HOLDINGS, LLC

By:	Vanguard Natural Gas, LLC, its sole manager

By:	Vanguard Natural Resources, LLC, its sole manager

By:	/s/ Scott W. Smith
Name: Scott W. Smith
Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	President, Chief Executive Officer and	October 9, 2015
Scott W. Smith	Director (Principal Executive Officer)

/s/ Richard A. Robert	Executive Vice President, and Chief	October 9, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on October 9, 2015.

VANGUARD OPERATING, LLC

By:	Vanguard Natural Gas, LLC, its sole manager

By:	Vanguard Natural Resources, LLC, its sole manager

By:	/s/ Scott W. Smith
Name: Scott W. Smith
Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	President, Chief Executive Officer and	October 9, 2015
Scott W. Smith	Director (Principal Executive Officer)

/s/ Richard A. Robert	Executive Vice President, and Chief	October 9, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on October 9, 2015.

ENCORE CLEAR FORK PIPELINE LLC

By:	Vanguard Operating, LLC, its sole manager

By:	Vanguard Natural Gas, LLC, its sole manager

By:	Vanguard Natural Resources, LLC, its sole manager

By:	/s/ Scott W. Smith
Name: Scott W. Smith
Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	President, Chief Executive Officer and	October 9, 2015
Scott W. Smith	Director (Principal Executive Officer)

/s/ Richard A. Robert	Executive Vice President, and Chief	October 9, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on October 9, 2015.

Eagle Rock Energy Acquisition Co. II, Inc.

By:	/s/ Scott W. Smith
Name: Scott W. Smith
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	President, Chief Executive Officer and	October 9, 2015
Scott W. Smith	Director (Principal Executive Officer)

/s/ Richard A. Robert	Executive Vice President, and Chief	October 9, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on October 9, 2015.

Eagle Rock Upstream Development Company II, Inc.

By:	/s/ Scott W. Smith
Name: Scott W. Smith
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	President, Chief Executive Officer and	October 9, 2015
Scott W. Smith	Director (Principal Executive Officer)

/s/ Richard A. Robert	Executive Vice President, and Chief	October 9, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on October 9, 2015.

EAGLE ROCK ACQUISITION PARTNERSHIP II, L.P.

By:	Eagle Rock Upstream Development Company II, Inc., its general partner

By:	/s/ Scott W. Smith
Name: Scott W. Smith
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	President, Chief Executive Officer and	October 9, 2015
Scott W. Smith	Director (Principal Executive Officer)

/s/ Richard A. Robert	Executive Vice President, and Chief	October 9, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on October 9, 2015.

Eagle Rock ENERGY Acquisition Co., Inc.

By:	/s/ Scott W. Smith
Name: Scott W. Smith
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	President, Chief Executive Officer and	October 9, 2015
Scott W. Smith	Director (Principal Executive Officer)

/s/ Richard A. Robert	Executive Vice President, and Chief	October 9, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on October 9, 2015.

Eagle Rock Upstream Development Company, Inc.

By:	/s/ Scott W. Smith
Name: Scott W. Smith
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	President, Chief Executive Officer and	October 9, 2015
Scott W. Smith	Director (Principal Executive Officer)

/s/ Richard A. Robert	Executive Vice President, and Chief	October 9, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on October 9, 2015.

EAGLE ROCK ACQUISITION PARTNERSHIP, L.P.

By:	Eagle Rock Upstream Development Company, Inc., its general partner

By:	/s/ Scott W. Smith
Name: Scott W. Smith
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	President, Chief Executive Officer and	October 9, 2015
Scott W. Smith	Director (Principal Executive Officer)

/s/ Richard A. Robert	Executive Vice President, and Chief	October 9, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on October 9, 2015.

Escambia Operating Co. LLC

By:	/s/ Scott W. Smith
Name: Scott W. Smith
Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	President, Chief Executive Officer and	October 9, 2015
Scott W. Smith	Director (Principal Executive Officer)

/s/ Richard A. Robert	Executive Vice President, and Chief	October 9, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on October 9, 2015.

Escambia Asset Co. LLC

By:	/s/ Scott W. Smith
Name: Scott W. Smith
Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	President, Chief Executive Officer and	October 9, 2015
Scott W. Smith	Director (Principal Executive Officer)

/s/ Richard A. Robert	Executive Vice President, and Chief	October 9, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

(a) Exhibit No.	Description of Exhibit
1.1*	Form of Underwriting Agreement

4.1	Fifth Amended and Restated Limited Liability Company Agreement of Vanguard Natural Resources, LLC (incorporated by reference to Exhibit 3.1 to the Vanguard Natural Resources, LLC Current Report on Form 8-K, filed September 15, 2014 (File No. 001-33756))

4.2	Form of Senior Indenture for Senior Debt Securities (incorporated by reference to Exhibit 4.1 to the Vanguard Natural Resources, LLC Registration Statement on Form S-3 filed on July 26, 2010 (File No. 333-168177))

4.3	Form of Subordinated Indenture for Subordinated Debt Securities (incorporated by reference to Exhibit 4.2 to the Vanguard Natural Resources, LLC Registration Statement on Form S-3 filed on July 26, 2010 (File No. 333-168177))

4.4*	Form of Senior Debt Securities

4.5*	Form of Subordinated Debt Securities

4.6	Specimen Unit Certificate for the Series A Cumulative Redeemable Perpetual Preferred Units (incorporated herein by reference to Exhibit B to Exhibit 4.1)

4.7	Specimen Unit Certificate for the Series B Cumulative Redeemable Perpetual Preferred Units (incorporated herein by reference to Exhibit C to Exhibit 4.1)

4.8	Specimen Unit Certificate for the Series C Cumulative Redeemable Perpetual Preferred Units (incorporated herein by reference to Exhibit D to Exhibit 4.1)

5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered

5.2	Opinion of Wyatt, Tarrant & Combs, LLP regarding the legality of certain guarantees (incorporated by reference to Exhibit 5.2 to the Vanguard Natural Resources, LLC Registration Statement on Form S-3 filed on February 13, 2015)

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters

12.1	Calculation of ratio of earnings to fixed charges and ratio of earnings to combined fixed charges and preferred unit distributions (incorporated by reference to Exhibit 12.1 to the Vanguard Natural Resources, LLC Annual Report on Form 10-K, filed on March 2, 2015 (File No. 001-33756))

23.1	Consent of BDO USA, LLP (formerly known as BDO Seidman, LLP) (incorporated by reference to Exhibit 23.1 to the Vanguard Natural Resources, LLC Annual Report on Form 10-K, filed on March 2, 2015 (File No. 001-33756))

23.2	Consent of KPMG LLP (incorporated by reference to Exhibit 23.1 to the Vanguard Natural Resources, LLC Current Report on Form 8-K/A, filed October 9, 2015 (File No. 00133756; Film No. 151152853))

(b) Exhibit No.	Description of Exhibit

23.3	Consent of Pricewaterhouse Coopers LLP (incorporated by reference to Exhibit 23.1 to the Vanguard Natural Resources, LLC Current Report on Form 8-K/A, filed October 9, 2015 (File No. 00133756; Film No. 151152943))

23.4	Consent of DeGolyer and MacNaughton (incorporated by reference to Exhibit 23.2 to the Vanguard Natural Resources, LLC Annual Report on Form 10-K filed on March 2, 2015)

23.5	Consent of Cawley, Gillespie & Associates, Inc. (incorporated by reference to Exhibit 23.2 to the Vanguard Natural Resources, LLC Current Report on Form 8-K/A, filed October 9, 2015 (File No. 00133756; Film No. 151152853))

23.6	Consent of Miller and Lents, Ltd. (incorporated by reference to Exhibit 23.2 to the Vanguard Natural Resources, LLC Current Report on Form 8-K/A, filed October 9, 2015 (File No. 00133756; Film No. 151152943))

23.7	Consent of Netherland, Sewell & Associates, Inc. (incorporated by reference to Exhibit 23.3 to the Vanguard Natural Resources, LLC Current Report on Form 8-K/A, filed October 9, 2015 (File No. 00133756; Film No. 151152943))

23.8	Consent of Ryder Scott Petroleum Consultants. (incorporated by reference to Exhibit 23.4 to the Vanguard Natural Resources, LLC Current Report on Form 8-K/A, filed October 9, 2015 (File No. 00133756; Film No. 151152943))

23.9	Consent of Vinson & Elkins L.L.P. (contained in Exhibits 5.1 and 8.1)

23.10	Consent of Wyatt, Tarrant & Combs, LLP (contained in Exhibit 5.2)

24.1	Powers of Attorney (incorporated by reference to the signature pages to the Vanguard Natural Resources, LLC Registration Statement on Form S-3 filed on February 13, 2015)

25.1**	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the trustee under the Senior Indenture (incorporated by reference to Exhibit 25.1 to the Vanguard Natural Resources, LLC Registration Statement on Form S-3 filed on July 26, 2010 (File No. 333-168177))

25.2**	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the trustee under the Subordinated Indenture (incorporated by reference to Exhibit 25.2 to the Vanguard Natural Resources, LLC Registration Statement on Form S-3 filed on July 26, 2010 (File No. 333-168177))

*	To be filed either by amendment or as an exhibit to a report filed under the Exchange Act and incorporated by reference to this Registration Statement.

**	To be filed in accordance with Section 310(a) of the Trust Indenture Act of 1939, as amended.